UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 31, 2009, Microtune, Inc. (“Microtune” or the “Company”) completed its acquisition of Auvitek International Ltd. (“Auvitek”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 10, 2009 among Microtune, Arrow Acquisition Ltd., an indirect wholly owned subsidiary of Microtune (“Merger Sub”), Auvitek and Peter Mok, as the shareholders representative, whereby Merger Sub was merged with and into Auvitek with Auvitek continuing after the merger as the surviving corporation and the Company’s indirect wholly owned subsidiary (the “Merger”).

Pursuant to the Merger Agreement, Microtune acquired all of the outstanding capital stock of Auvitek. The merger consideration consisted of (i) cash payments totaling $7,026,687 (including certain transaction expenses of Auvitek), (ii) the issuance of 1,000,000 shares of Microtune common stock and (iii) an earn-out payment to be determined based upon the achievement of certain performance metrics during the period July 1, 2009 through June 30, 2010. The cash payment total may be adjusted based on the final closing balance sheet of Auvitek. In addition to the above described Merger consideration, Microtune has established, for the benefit of certain Auvitek employees, retention arrangements and a second earn-out payment to be determined based upon the achievement of certain performance metrics during the period July 1, 2009 through June 30, 2010 (using the same performance metrics as the earn-out payment for the holders of Auvitek capital stock).

Prior to entering into the Merger Agreement, there were no material relationships between Auvitek and Microtune. The Merger Agreement, the Merger and related matters have been approved by the boards of directors of each company.

The foregoing summary of certain terms of the Merger Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

The Company issued a press release on July 31, 2009 announcing the closing of the Merger.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 10, 2009 by and among Microtune, Inc., Arrow Acquisition Ltd., Auvitek International Ltd. and Peter Mok (incorporated by reference to Exhibit 2.1 to Microtune’s Current Report on Form 8-K filed on July 10, 2009).

99.1	Press Release of Microtune, Inc. dated July 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: August 5, 2009	By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 10, 2009 by and among Microtune, Inc., Arrow Acquisition Ltd., Auvitek International Ltd. and Peter Mok (incorporated by reference to Exhibit 2.1 to Microtune’s Current Report on Form 8-K filed on July 10, 2009).

99.1	Press Release of Microtune, Inc. dated July 31, 2009.